                                                                   EXHIBIT 10.33

                              FORBEARANCE AGREEMENT


         THIS FORBEARANCE AGREEMENT (the "Forbearance Agreement") is entered into as of April 2, 2001, by and among STANDARD AUTOMOTIVE CORPORATION ("SAC"), ARELL MACHINING LTD. ("ARELL"), formerly known as CRITICAL COMPONENTS CANADA LTD. (SAC and Arell each individually, a "Borrower" and collectively, the "Borrowers"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), ING (U.S.) CAPITAL LLC ("ING"), FLEET NATIONAL BANK, as successor to SUMMIT BANK, SOVEREIGN BANK, THE BANK OF NEW YORK, KEYBANK NATIONAL ASSOCIATION, OCEANFIRST BANK, and FIRSTAR BANK, N.A. (each a "Bank" and collectively the "Banks"), PNC as Administrative Agent (PNC, in such capacity, the "Administrative Agent"), ING as Syndication Agent (ING in such capacity the "Syndication Agent") and PNC CAPITAL MARKETS, INC. and ING BARINGS LLC as Joint Arrangers.

                                   BACKGROUND

         Borrowers, Banks, and Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of April 25, 2000, between and among the Borrowers, the Banks and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the" Agreement") pursuant to which Administrative Agent and Banks provide Borrowers with certain financial accommodations.

         There are various Events of Default now existing under the Agreement as described in a series of default letters dated December 19, 2000, January 23, 2001, February 8, 2001, February 14, 2001, sent by Administrative Agent to Borrowers. In addition, Borrowers have failed to make the principal and interest payments that were due to the Banks on March 31, 2001, which is an additional Event of Default (collectively, such Events of Default are the "Designated Defaults"). By reason of these Events of Default the Administrative Agent and Banks have no obligation to make any additional Extensions of Credit and the Administrative Agent and Banks have the full legal right to exercise their rights and remedies under the Loan Documents and otherwise.

         Borrowers have requested that Administrative Agent and Banks forbear for a period of time from accelerating the Indebtedness and from exercising their rights and remedies under the Loan Documents, or otherwise.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore made to or for the account of either Borrower and in consideration of the forbearance by the Administrative Agent and Banks, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

                  2. Acknowledgement. Borrowers acknowledge that the Designated Defaults have occurred and exist as of the date hereof; and that each Borrower is unconditionally obligated to pay all of the Loans, all without defense, setoff or counterclaim of any kind or nature whatsoever.

                  3. Outstanding Loans and obligations under the Loan Documents. Each Borrower affirms and acknowledges that (i) as of April 2, 2001, there is presently due and owing to Administrative Agent and Banks, under the Agreement, the principal amount of Loans as set forth on Exhibit A to this Agreement, together with accrued interest thereon and costs and expenses; (ii) all such Loans and other obligations of Borrowers under the Loan Documents are valid obligations of Borrowers and there are no claims, setoffs or defenses to the payment by any Borrower of the Loans or any of the other obligations of the Borrowers under the Loan Documents; and (iii) the Agreement and the other Loan Documents are and shall continue to be legal, valid and binding obligations and agreements of Borrowers enforceable in accordance with their respective terms.

                  4. Forbearance. During the period (the "Forbearance Period") commencing on the Effective Date (as such term is defined in Section 7 hereof) and ending on the earlier to occur of: (i) forty-five (45) days after the Effective Date or (ii) the date of any Forbearance Default (as defined in Section 6 hereof) the Administrative Agent and the Banks will forbear from exercising their rights and remedies under the Agreement with respect to the Designated Defaults.

                  5. Additional Agreements. Subject to the terms and conditions of this Forbearance Agreement and provided no Forbearance Default shall have occurred, and as consideration for the Administrative Agent and Banks entering into this Forbearance Agreement:

                  (a) Each Borrower acknowledges its continuing obligation under
Section 12.5 of the Agreement and under the various Loan Documents and guarantees to pay or to reimburse the Administrative Agent and Banks for the expenses of any professionals and/or consultants engaged by the Administrative Agent or Banks, including but not limited to the expenses incurred by the Administrative Agent and Banks for the professionals and consultants listed on Exhibit B.

                  (b) Borrowers agree that, effective April 1, 2001, interest shall accrue on the unpaid balances under any of the Loans and on any other payment obligations under the Agreement at the Default Rate set forth in Section
5.3 of the Agreement, and that all of the Loans shall be deemed to be Base Rate Loans.

                  (c) In addition to any requirements in the Loan Documents, Borrowers agree to provide such financial and other reporting (including weekly Borrowing Base Certificates and bi-weekly reporting on the status of the Borrowers' or any of their subsidiaries' negotiations with the Internal Revenue Service, among other things) as the Administrative Agent and Borrowers mutually agree upon and Borrowers agree to meet with the Administrative Agent on April 16, 2001, to provide a status update on Borrowers' revised business plans.

                  (d) Each Borrower agrees that during the Forbearance Period it will make no payments of principal or interest or dividends or distributions of any kind to the holders of equity interests or subordinated debt of Borrower or any of Borrower's Subsidiaries, or to the holders of the Ranor Notes or the Notes Issued in Connection With the Arell Acquisition or the Airborne Acquisition.

                  (e) Each Borrower agrees that it will not request, and the Banks will not make, advances under the Revolving Credit Commitment or under the Interim Revolving Credit Commitment during the Forbearance Period.

                  6. Forbearance Defaults. Each of the following shall constitute a Forbearance Default:

                  (a) The existence of an Event of Default under the Agreement (other than the Designated Defaults);

                  (b) Either Borrower fails to keep or perform any of the covenants or agreements contained herein; or

                  (c) Any representation or warranty of either Borrower contained herein is false, misleading or incorrect in any material respect; or

                  (d) The Internal Revenue Service files a Notice of Tax Lien in connection with either Borrower or any Subsidiary that does not provide for its subordination, in a writing satisfactory to the Banks, to the amounts due and owing or to be due and owing to the Banks under the Agreement and to all of the Liens and security interests granted to the Bank under the Agreement and the Loan Documents.

Upon the occurrence of a Forbearance Default, all Loans shall, at Required Banks option, be immediately due and payable and Administrative Agent shall be entitled immediately to exercise all of its rights and remedies under the Loan Documents or otherwise.

                  7. Conditions of Effectiveness. This Forbearance Agreement shall become effective (the "Effective Date") upon satisfaction of the following conditions precedent: (i) Administrative Agent shall have received a copy of this Agreement executed by Borrowers and Banks and (ii) Administrative Agent shall have received such other supporting documents, instruments and certificates as Administrative Agent shall reasonably request, provided, however, that in no event shall the Forbearance Agreement become effective after April 5, 2001.

                  8. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

                  (a) This Forbearance Agreement, the Agreement as amended hereby, including but not limited to Section 9.5 of the Agreement, and all other Loan Documents (collectively, the "Documents"), constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

                  (b) As to each Borrower, other than the Designated Defaults, no Event of Default or Default has occurred and is continuing or would exist after giving effect to this Forbearance Agreement.

                  (c) Each Borrower has no defense, counterclaim or offset with respect to the Documents or underlying transactions.

                  (d) Each Borrower has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Forbearance Agreement and to perform its obligations hereunder. This Forbearance Agreement has been duly executed and delivered by Borrowers.

                  (e) Borrowers' execution, delivery and performance of this Forbearance Agreement does not and will not (i) violate any law, rule, regulation or court order to which either Borrower is subject, (ii) conflict with or result in a breach of each Borrower's Articles of Incorporation or By-Laws or any agreement or instrument to which either Borrower is a party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of either Borrower, whether not owned or hereafter acquired, other than liens in favor of Administrative Agent.

                  (f) The recitals set forth in the Background paragraph above are truthful and accurate and are an operative part of this Forbearance Agreement.

                  (g) Administrative Agent has and will continue to have a valid first-priority lien and security interest in all Collateral, and Borrowers expressly reaffirm all security interests and Liens granted to Administrative Agent pursuant to the Loan Documents.

                  9. Waiver. Each Borrower waives and affirmatively agrees not to allege or otherwise pursue any or all defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights that they may have to contest (a) any Designated Defaults which have been declared or any Events of Default which could be declared by Administrative Agent; (b) any provision of the Loan Documents or this Forbearance Agreement; (c) the security interest of Administrative Agent in any property, whether real or personal, tangible or intangible, or any right or other interest, now or hereafter arising in connection with the Collateral; or (d) the conduct of Administrative Agent in administering the financing arrangements between Borrowers and Banks.

                  10. Release. Each Borrower hereby releases, remises, acquits and forever discharges the Administrative Agent, the Banks, the Syndication Agent and the Joint Arrangers together with their employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof and in any way directly or indirectly arising out of or in any way connected to this Forbearance Agreement, the Agreement or the Loan Documents (all of the foregoing hereinafter called the "Released Matters"). Borrowers acknowledge that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

                  11. Governing Law. This Forbearance Agreement has been delivered to and accepted by the Administrative Agent and the Banks and will be deemed to be made in the State and interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State indicated in the Loan Agreement, excluding its conflict of laws rules.

                  12. JURY TRIAL WAIVER. THE BORROWERS EXPRESSLY RATIFY AND CONFIRM THE WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THE AGREEMENT AND THE LOAN DOCUMENTS. BORROWERS, THE ADMINISTRATIVE AGENTS, THE BANKS, THE SYNDICATION AGENT AND THE JOINT ARRANGERS WAIVE THE RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO ANY ASPECT OF THIS FORBEARANCE AGREEMENT.

                  13. Effect and Construction of Forbearance Agreement. Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Forbearance Agreement shall not be construed to:

                  (a) impair the validity, perfection or priority of any lien or security interest securing the Loans or any of the other obligations of the Borrowers under the Loan Documents;

                  (b) waive or impair any rights, powers or remedies of Administrative Agent under, or constitute a waiver of any provision of the Loan Documents upon termination of the Forbearance Period; or

                  (c) constitute an agreement by Administrative Agent or Banks or require the Administrative Agent or Banks to extend the Forbearance Period, grant additional forbearance periods, extend the time for payment of any of the Loans or any of the other obligations of Borrowers or provide any financial accommodation under the Loan Documents.

                  14. Conflicts. In the event of any express conflict between the terms of this Forbearance Agreement and any of the Loan Documents, this Forbearance Agreement shall govern.

                  15. Presumptions. Borrowers acknowledge that they have consulted with and been advised by its counsel and such other experts and advisors as each has deemed necessary in connection with the negotiation, execution and delivery of this Forbearance Agreement and have participated in the drafting hereof. Therefore, this Forbearance Agreement shall be construed without regard to any presumption or rule requiring that it be construed against any one party causing this Forbearance Agreement or any part hereof to be drafted.

                  16. Expenses. Borrowers shall pay all reasonable costs, fees and expenses of Administrative Agent (including the costs, fees and expenses of Administrative Agent's counsel) incurred by Administrative Agent in connection with the negotiation, preparation, administration and enforcement of this Forbearance Agreement.

                  17. Entire Agreement. This Forbearance Agreement sets forth the entire agreement among the parties hereto with respect to the subject matter hereof. Borrowers have not relied on any agreements, representations, or warranties of Administrative Agent or any Bank, except as specifically set forth herein. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by each party hereto. Borrowers acknowledge that they are not relying upon oral representations or statements inconsistent with the terms and provisions of this Forbearance Agreement.

                  18. Further Assurance. Borrowers shall execute such other and further documents and instruments as Administrative Agent may reasonably request to implement the provisions of this Forbearance Agreement.

IN WITNESS WHEREOF, this Forbearance Agreement has been duly executed as of the day and year first written above.

                                     STANDARD AUTOMOTIVE CORPORATION

                                     By: /s/ Joseph Spinella
                                         -------------------------------------
                                           Name: Joseph Spinella
                                           Title: CFO


                                     ARELL MACHINING LTD.

                                     By: /s/ Joseph Spinella
                                         -------------------------------------
                                           Name: Joseph Spinella
                                           Title: Secretary


                                     PNC BANK, NATIONAL ASSOCIATiON, as
                                     a Bank and as Administrative Agent


                                     By: /s/ Ben Berven, Jr.
                                         -------------------------------------
                                           Name:  Ben Berven, Jr.
                                           Title: SVP

                                        ING (U.S.) CAPITAL LLC, as a
                                        Bank and as Syndication Agent


                                        By: /s/ Robert L. Fellows
                                           -----------------------------------
                                             Name: Robert L. Fellows
                                             Title: Director


                                        FLEET NATIONAL BANK, as successor to
                                        SUMMIT BANK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:


                                        SOVEREIGN BANK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:


                                        THE BANK OF NEW YORK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:

                                        KEY BANK NATIONAL ASSOCIATION


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:


                                        OCEAN FIRST BANK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:

                                        ING (U.S.) CAPITAL LLC, as a
                                        Bank and as Syndication Agent


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:


                                        FLEET NATIONAL BANK, as successor to
                                        SUMMIT BANK


                                        By: /s/ Kevin M. Behlen
                                           -----------------------------------
                                             Name: Kevin M. Behlen
                                             Title: Vice President


                                        SOVEREIGN BANK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:


                                        THE BANK OF NEW YORK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:

                                        KEY BANK NATIONAL ASSOCIATION


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:


                                        OCEAN FIRST BANK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:

                                        ING (U.S.) CAPITAL LLC, as a
                                        Bank and as Syndication Agent


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:


                                        FLEET NATIONAL BANK, as successor to
                                        SUMMIT BANK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:


                                        SOVEREIGN BANK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:


                                        THE BANK OF NEW YORK


                                        By: /s/ Edward J. DeSalvio
                                           -----------------------------------
                                             Name: Edward J. DeSalvio
                                             Title: Vice President

                                        KEY BANK NATIONAL ASSOCIATION


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:


                                        OCEAN FIRST BANK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:

                                        ING (U.S.) CAPITAL LLC, as a
                                        Bank and as Syndication Agent


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:


                                        FLEET NATIONAL BANK, as successor to
                                        SUMMIT BANK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:


                                        SOVEREIGN BANK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:


                                        THE BANK OF NEW YORK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:

                                        KEY BANK NATIONAL ASSOCIATION


                                        By: /s/ Marvin S. Kodish
                                           -----------------------------------
                                             Name: Marvin S. Kodish
                                             Title: Designated Signer


                                        OCEAN FIRST BANK


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:

                                        FIRSTAR BANK, N.A.


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:

                                        PNC CAPITAL MARKETS, INC., as a Joint
                                        Arranger


                                        By: /s/ Michael Nardo
                                           -----------------------------------
                                             Name: Michael Nardo
                                             Title: Managing Director

                                        ING BARINGS, LLC, as a Joint Arranger


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:

                              CONSENT OF GUARANTORS

       Each of the undersigned guarantors (jointly and severally, the "Guarantor") consents to the provisions of the foregoing Forbearance Agreement (the "Forbearance Agreement") and confirms and agrees that: (a) the Guarantor's obligations under the guarantees set forth as Exhibit C (collectively if more than one, the "Guaranty"), relating to the Loans mentioned in the Forbearance Agreement and the Agreement, shall be unimpaired by the Forbearance Agreement;
(b) the Guarantor has no defenses, set-offs, counterclaims, discounts or charges of any kind against the Administrative Agent or the Banks, or their officers, directors, employees, agents or attorneys with respect to the Guaranty; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Loans, as modified by the Forbearance Agreement. The Guarantor certifies that all representations and warranties made in the Guaranty are true and correct except as otherwise set forth on Exhibit A to this Consent of Guarantor.

       The Guarantor hereby releases, remises, acquits and forever discharges Administrative Agent, the Banks, the Syndication Agent and the Joint Arrangers together with their employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereto and in any way directly or indirectly arising out of or in any way connected to this Forbearance Agreement, the Agreement or the Loan Documents (all of the foregoing hereinafter called the "Released Matters"). The Guarantor acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. The Guarantor hereby confirms that any Collateral for the Loans, including Liens, security interests, mortgages, and pledges granted by the Guarantor, shall continue unimpaired and in full force and effect, shall cover and secure all of the Guarantor's existing and future Loans and obligations to the Administrative Agent and the Banks.

       THE GUARANTOR RATIFIES AND CONFIRMS THE WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THE GUARANTY. THE GUARANTOR, THE ADMINISTRATIVE AGENTS, THE BANKS, THE SYNDICATION AGENT AND THE JOINT ARRANGERS WAIVE THE RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO ANY ASPECT OF THIS CONSENT OF GUARANTORS.

     WITNESS the due execution of this Consent as a document under seal as of the date of this Agreement, intending to be legally bound hereby.


                                   STANDARD AUTOMOTIVE CORPORATION

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary

                                   AIRBORNE GEAR & MACHINE, LTD.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary

                                   AJAX MANUFACTURING COMPANY

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary

                                   ARELL MACHINING LTD.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   BARCLAY INVESTMENTS, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary

                                   CABORE RESOURCES, INC

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   CLAYFORT INDUSTRIES, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary

                                   CPS ENTERPRISES, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   CPS TRAILER, CO.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   CRITICAL COMPONENTS CORPORATION

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary

                                   DENORE RESOURCES S.R.L. de C.V.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   GENDOW CONSULTING, LTD.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   HAILE INDUSTRIES, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary

                                   KYLAN INDUSTRIES, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   MECOX RESOURCES, S.A. de C.V.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   NORAY INDUSTRIES, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   PGI ACQUISITION, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   RANDS, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   R&S TRUCK BODY COMPANY, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary

                                   THE PROVIDENCE GROUP, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   WYNER INDUSTRIES, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary

                               CONSENT OF PLEDGOR

       Each of the undersigned pledgors (jointly and severally, the "Pledgor") consents to the provisions of the foregoing Forbearance Agreement (the "Forbearance Agreement") and confirms and agrees that: (a) the Pledgor's obligations under the stock-pledge agreements set forth as Exhibit D (collectively if more than one, the "Pledge Agreement"), relating to the Loans mentioned in the Agreement, shall be unimpaired by the Forbearance Agreement;
(b) the Pledgor has no defenses, set-off's, counterclaims, discounts or charges of any kind against the Administrative Agent or the Banks, or their officers, directors, employees, agents or attorneys with respect to the Pledge Agreement; and (c) all of the terms, conditions and covenants in the Pledge Agreement remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Loans, as modified by the Forbearance Agreement. The Pledgor certifies that all representations and warranties made in the Pledge Agreement are true and correct except as otherwise set forth on Exhibit A to this Consent of Pledgor.

       The Pledgor hereby releases, remises, acquits and forever discharges Administrative Agent, the Banks, the Syndication Agent and the Joint Arrangers together with their employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to the Forbearance Agreement, Loan Agreement or the Loan documents (all of the foregoing hereinafter called the "Released Matters"). The Pledgor acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

       The Pledgor hereby confirms that any Collateral for the Loans, including Liens, security interests, mortgages, and pledges granted by the Pledgor, shall continue unimpaired and in full force and effect, shall cover and secure all of the Pledgor's existing and future Loans and obligations to the Administrative Agent and the Banks.

       THE PLEDGOR RATIFIES AND CONFIRMS THE WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THE PLEDGE AGREEMENT. THE PLEDGOR, THE ADMINISTRATIVE AGENTS, THE BANKS, THE SYNDICATION AGENT AND THE JOINT ARRANGERS WAIVE THE RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO ANY ASPECT OF THIS CONSENT OF PLEDGOR.

     WITNESS the due execution of this Consent as a document under seal as of the date of this Agreement, intending to be legally bound hereby.


                                   STANDARD AUTOMOTIVE CORPORATION

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary

                                   ARELL MACHINING LTD.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   BARCLAY INVESTMENTS, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary

                                   CABORE RESOURCES, INC

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   CLAYFORT INDUSTRIES, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   CRITICAL COMPONENTS CORPORATION

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary

                                   GENDOW CONSULTING, LTD.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   HAILE INDUSTRIES, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   KYLAN INDUSTRIES, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   NORAY INDUSTRIES, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   PGI ACQUISITION, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary


                                   WYNER INDUSTRIES, INC.

                                   By: /s/ Joseph Spinella
                                       ----------------------------------------
                                       Name: Joseph Spinella
                                       Title: Secretary